U.S. SECURITIES AND EXCHANGE
 COMMISSION

 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): August 11, 2015

Concierge Technologies, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	333-38838	95-4442384
(state of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

29115 Valley Center Rd., K-206 Valley Center, CA 92082 (866) 800-2978
(Address and telephone number of registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01           Completion of Acquisition or Disposition of Assets

This Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Concierge Technologies, Inc. (the “Company”) filed on August 14, 2015 (the “Original 8-K”) regarding the Agreement for Sale and Purchase of Shares (the “Share Purchase Agreement”), entered into on July 29, 2015 by and among the Company, Gourmet Foods Limited (“Gourmet Foods”) and the shareholders of Gourmet Foods.  The Share Purchase Agreement closed on August 11, 2015.

The sole purpose of this Amendment is to provide the financial statements and pro forma information required by Item 9.01 of Form 8-K, which were excluded from the Original 8-K in reliance on paragraphs (a)(4) and (b)(2) of Item 9.01 of Form 8-K.

Item 9.01           Financial Statements and Exhibits

(a) Financial statements of businesses acquired.  The financial statements required by this item are contained in Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(b) Pro forma financial information.  The pro forma financial information required by this item is contained in Exhibit 99.2 to this Amendment and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Financial Statements of Gourmet Foods Limited.

99.2	Pro Forma Financial Information of Concierge Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2015	CONCIERGE TECHNOLOGIES, INC.

	By:	/s/ Nicholas Gerber
Nicholas Gerber
Chief Executive Officer